METROPOLITAN SERIES FUND

SUPPLEMENT DATED NOVEMBER 21, 2013

TO THE

PROSPECTUS DATED APRIL 29, 2013, AS AMENDED

BLACKROCK DIVERSIFIED PORTFOLIO

The Board of Trustees of Metropolitan Series Fund (the “Fund”) has approved a change of subadviser for the BlackRock Diversified Portfolio (the “Portfolio”) from BlackRock Advisors, LLC (“BlackRock”) to Wellington Management Company, LLP (“Wellington Management”) to be effective on or about February 3, 2014, pursuant to a new subadvisory agreement between the Fund’s investment adviser, MetLife Advisers, LLC, and Wellington Management. Effective on or about February 3, 2014, the name of the Portfolio will change to WMC Balanced Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and references in the Portfolio’s Prospectus to BlackRock will change to Wellington Management. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to BlackRock in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Prospectus are effective on or about February 3, 2014:

In the Portfolio Summary, the disclosure in the section entitled “Investment Objectives” is deleted in its entirety and replaced with the following:

Long term capital appreciation with some current income.

In the Portfolio Summary, the disclosure in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Wellington Management Company, LLP (“Wellington Management”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, in U.S. investment grade debt securities and equity securities of U.S. companies and, to a lesser extent, foreign companies. The amount of assets invested in fixed income securities and equity securities will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations. Under normal circumstances, the Portfolio invests approximately 40% of its assets in fixed income securities and approximately 60% in equity securities.

The fixed income portion of the Portfolio invests primarily in U.S. investment grade debt securities such as government bonds, corporate bonds, and mortgage-backed securities. Core investments are established in U.S. investment-grade fixed income securities, such as government bonds, corporate bonds, and mortgage-backed securities. In addition, opportunistic investments are established in higher-risk/higher-return segments of the global bond market, such as U.S. corporate high yield, non-dollar denominated foreign government bonds, and emerging markets debt, with a maximum aggregate weight of 30% of the Portfolio’s assets allocated to fixed income securities. The fixed income portion of the Portfolio is managed according to a disciplined investment process that combines the best aspects of both team-based strategy development and individual portfolio manager flexibility. The team sets interest rate duration and sector allocation strategy guidelines. Once the team has established the guidelines, the fixed income portfolio managers turn to Wellington Management’s in-house fixed income credit analysts for their bottom-up analysis and security recommendations. The fixed income portfolio managers then consider analyst recommendations in making final buy and sell decisions. Risk is monitored by Wellington Management throughout the investment process and managed at the security, sector, and portfolio level.

The fixed income portion of the Portfolio also may invest in U.S. corporate high yield, foreign government bonds, and emerging markets debt, and utilize derivatives such as futures, options, forwards, or swaps. The fixed income portion’s average duration ranges between +/- 1.5 years of the average duration of the Barclays U.S. Aggregate Bond Index. Up to 20% of the Portfolio’s total net assets allocated to fixed income securities may be invested in non-U.S. dollar denominated issues and currencies, and up to 20% of the Portfolio’s total net assets allocated to fixed income securities may be invested in debt obligations below investment grade (commonly known as “junk bonds”), but these two instruments will not combine to exceed 30% of Portfolio assets allocated to fixed income securities.

The equity portion of the Portfolio invests primarily in equity securities of U.S. companies and, to a lesser extent, foreign companies. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, American Depositary Receipts (“ADRs”), rights and warrants.

In managing the equity portion of the Portfolio, Wellington Management allocates the Portfolio’s assets across a variety of industries, selecting companies in each industry based on the research of Wellington Management’s team of global industry analysts. The Portfolio typically seeks to maintain representation in each major industry represented by broad-based, large cap U.S. equity indices. Wellington Management may invest up to 15% of the Portfolio’s total net assets allocated to equity securities in securities of foreign issuers and non-dollar denominated securities.

In analyzing a prospective investment for the equity portion of the Portfolio, Wellington Management utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

In the Portfolio Summary, the disclosures concerning the following risks are deleted in their entirety from the section entitled “Principal Risks”: Investment Company and Exchange Traded Fund Risk; Mortgage Dollar Roll Transactions Risk; Forward Commitment, When-Issued and Delayed Delivery Securities Risk; Short Sale and Short Position Risk; and Portfolio Turnover Risk.

In the Portfolio Summary, the following disclosure is added at the end of the section entitled “Principal Risks”:

Real Estate Investment Risk. Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

In the Portfolio Summary, the disclosure in the first paragraph of the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective on or about February 3, 2014, Wellington Management became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the Portfolio’s former investment subadvisers. Effective on or about February 3, 2014, the S&P 500 Index replaced the Russell 1000 Index as the primary benchmark of the equity portion of the Portfolio, and the Russell 1000 Index became the secondary benchmark. These benchmark changes were made because the S&P 500 Index more precisely reflects the market in which the equity portion of the Portfolio invests.

In the Portfolio Summary, the Average Annual Total Return table in the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

Average Annual Total Return as of December 31, 2012
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	12.38%	2.44%	5.94%	—	—
Class B	12.11%	2.19%	N/A	4.19%	4-26-04
Class E	12.18%	2.30%	5.78%	—	—
S&P 500 Index (reflects no deduction for mutual fund fees or expenses)	16.00%	1.66%	7.10%	—	—
Russell 1000 Index (reflects no deduction for mutual fund fees or expenses)	16.42%	1.92%	7.52%	—	—
Barclays U.S. Aggregate Bond Index (reflects no deduction for mutual fund fees or expenses)	4.21%	5.95%	5.18%	—	—
Blended Index (60% S&P 500 Index & 40% Barclays U.S. Aggregate Bond Index) (reflects no deduction for mutual fund fees or expenses)	11.31%	3.81%	6.62%	—	—

In the Portfolio Summary, the disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. Wellington Management Company, LLP (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Managers. The equity portion of the Portfolio is managed by a team led by Cheryl M. Duckworth, Managing Director and Associate Director of Global Industry Research affiliated with Wellington Management, and Mark D. Mandel, Senior Vice President and Director of Global Industry Research of Wellington Management, while the fixed income portion of the Portfolio is managed by a team led by Joseph F. Marvan, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, Lucius T. Hill III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, and Campe Goodman, Vice President and Fixed Income Portfolio Manager of Wellington Management. Ms. Duckworth and Messrs. Mandel, Marvan, Hill and Goodman have been managers of the Portfolio since February 2014.

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The disclosures concerning the following risks are deleted in their entirety from the section entitled “Principal Risks of Investing in the Portfolio”: Investment Company and Exchange Traded Fund Risk; Mortgage Dollar Roll Transactions Risk; Forward Commitment, When-Issued and Delayed Delivery Securities Risk; Short Sale and Short Position Risk; and Portfolio Turnover Risk.

The following disclosure is added at the end of the section entitled “Principal Risks of Investing in the Portfolio”:

Real Estate Investment Risk

Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance would be especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.

Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.

The subsection entitled “Additional Information about the Portfolio’s Investment Strategies—Portfolio Turnover” is deleted in its entirety.

The disclosure in the subsection entitled “Additional Information about the Portfolio’s Investment Strategies—Index Description” is deleted in its entirety and replaced with the following:

Index Descriptions

The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market.

The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

The Barclays U.S. Aggregate Bond Index is a widely recognized, unmanaged index which is a broad measure of the taxable bonds in the U.S. markets, with maturities of at least one year.

The Blended Index is a composite index computed by MetLife Advisers, consisting of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index.

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The subsection entitled “Additional Information About Management—Fee Waiver Arrangement,” is deleted in its entirety and replaced with the following:

Contractual Fee Waiver

MetLife Advisers has contractually agreed, for the period on or about February 3, 2014 through April 30, 2014, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.48% for the first $750 million of the Portfolio’s average daily net assets, 0.46% for the next $250 million and 0.40% for amounts over $1 billion. In addition, MetLife Advisers has agreed, for the period from on or about February 3, 2014 through April 30, 2014, to waive a portion of the Management Fee reflecting a portion of the savings from the application of a discount to the aggregate subadvisory fees payable by MetLife Advisers to Wellington Management that is calculated when the assets of the Portfolio are aggregated with those of certain other portfolios. These arrangements may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

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In the subsection entitled “Additional Information About Management—The Subadviser,” the fourth through the eleventh paragraphs are deleted in their entirety and replaced with the following:

Wellington Management Company, LLP, 280 Congress Street, Boston, Massachusetts 02210, is the Subadviser to the Portfolio. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of September 30, 2013, Wellington Management had investment authority with respect to approximately $799 billion in assets.

The equity portion of the Portfolio is managed by a team of investment professionals who participate in the research process and stock selection. The lead members of this team are Cheryl M. Duckworth and Mark D. Mandel. Ms. Duckworth and Mr. Mandel are jointly and primarily responsible for the day-to-day management of the equity portion of the Portfolio.

Cheryl M. Duckworth, CFA, Managing Director and Associate Director of Global Industry Research affiliated with Wellington Management and located outside the U.S., supervises and coordinates a team of global industry analysts that manage the equity component of the Portfolio and has served in this capacity for the Portfolio since February 2014. Ms. Duckworth joined Wellington Management as an investment professional in 1994.

Mark D. Mandel, CFA, Senior Vice President and Director of Global Industry Research of Wellington Management, supervises a team of global industry analysts that manage the equity component of the Portfolio and has served in this capacity for the Portfolio since February 2014. Mr. Mandel joined Wellington Management as an investment professional in 1994.

The fixed income portion of the Portfolio is managed by a team of investment professionals who participate in the research process and security selection. The lead members of this team are Joseph F. Marvan, Lucius T. Hill III, and Campe Goodman. Messrs. Marvan, Hill and Goodman are jointly and primarily responsible for the day-to-day management of the fixed income portion of the Portfolio.

Joseph F. Marvan, CFA, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as the Portfolio Manager for the fixed income component of the Portfolio since February 2014. Mr. Marvan joined Wellington Management as an investment professional in 2003.

Lucius T. Hill III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as the Portfolio Manager for the fixed income component of the Portfolio since February 2014. Mr. Hill joined Wellington Management as an investment professional in 1993.

Campe Goodman, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as the Portfolio Manager for the fixed income component of the Portfolio since February 2014. Mr. Goodman joined Wellington Management as an investment professional in 2000.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE